UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2006

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Spring Street Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

(781) 266-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On May 17, 2006, the Board of Directors of NitroMed, Inc. (the “Company”) granted Argeris Karabelas, Ph.D., Chairman, Interim Chief Executive Officer and President of the Company, an option to purchase 200,000 shares of the common stock of the Company (the “Option”). The Option vested and became exercisable immediately upon grant and was granted at an exercise price equal to $4.12 per share, which represents the fair market value of a share of the Company’s common stock on the date of the grant of the Option, as reported on the NASDAQ National Market. The Option has a term of five years.

The Option was granted to Dr. Karabelas in consideration for his agreement to forego the salary and bonus that he would have otherwise been entitled to pursuant to that certain employment offer letter (the “Original Agreement”) dated March 20, 2006 between the Company and Dr. Karabelas. Pursuant to the Original Agreement, Dr. Karabelas was to be paid an annual base salary of $361,000 and was eligible for a discretionary bonus award of up to 50% of his annualized base salary, as reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 24, 2006 (the “March 2006 8-K”).

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 17, 2006, the Board of Directors of the Company elected Christopher J. Sobecki as a director of the Company. Mr. Sobecki is currently a Managing Director of The Invus Group L.L.C., a New York based private equity and investment management firm that manages funds that own common stock of the Company. Further information regarding Mr. Sobecki’s election is set forth in Item 8.01 – Other Events and is incorporated herein by reference.

Item 8.01  Other Events.

On May 17, 2006, the Company issued a press release to announce the election of Mr. Christopher J. Sobecki to the Board of Directors of the Company. The full text of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.

Date: May 23, 2006	By:	/s/ James G. Ham, III
James G. Ham, III Vice President of Finance

EXHIBIT INDEX

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of NitroMed, Inc. dated May 17, 2006